UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2008

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition, and Regulation FD Disclosure.

On February 7, 2008, i2 Technologies, Inc. (the “Company”) announced by press release (the “Earnings Press Release”) the Company’s fourth quarter and fiscal year 2007 financial results. The information contained in the Earnings Press Release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is incorporated by reference herein and is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”

The Company will conduct its earnings conference call on February 7, 2008, at 10:00 a.m. ET. A webcast of the conference call will be open to the public and can be accessed via the company’s Web site at http://www.i2.com/investor.

Included in the Earnings Press Release is the disclosure of non-GAAP diluted earnings per share and non-GAAP operating revenue. Management believes that the presentation of non-GAAP diluted earnings per share and non-GAAP operating revenue and their related reconciliation to GAAP diluted earnings per share and GAAP operating revenue, respectively, is useful to investors as it reflects financial measures that management utilizes for budgeting purposes, as well as analyzing the underlying performance of the Company. Management believes that these non-GAAP measures provide investors additional important information to enable them to assess, in the way that management assesses, the operations of the Company. This non-GAAP financial information should not be considered as a substitute for, or superior to, and should only be read in conjunction with, measures of financial performance prepared in accordance with generally accepted accounting principles.

The information contained in this Current Report and the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01. Other Events.

On February 7, 2008, the Company also issued a press release (the “Strategic Review Press Release”) addressing the status of the strategic review committee’s evaluation of strategic options available to the Company to enhance shareholder value. The committee, consisting of independent board directors Richard L. Clemmer, Lloyd G. Waterhouse and Jackson L. Wilson, Jr., was formed in November 2007.

The Company also announced in the Strategic Review Press Release that the Board of Directors is continuing its evaluation of several chief executive officer candidates. A copy of the Strategic Review Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated February 7, 2008 announcing the Company’s fourth quarter and fiscal year 2007 financial results

99.2	Press release dated February 7, 2008 updating the progress of the strategic review committee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President, Finance and Accounting and Chief Financial Officer